SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 31, 1995




                     BERLITZ INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)




         NEW YORK                   1-10390                   35-3550016
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)



Research Park, 293 Wall Street
   Princeton, New Jersey                                    08540
     (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code:  (609) 924-8500



                           Not Applicable
    (Former name or former address, if changed since last report)




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Item 5. OTHER EVENTS

    1.  AMENDMENT TO THE ESCROW AGREEMENT

        The Company entered into an Amendment dated as of May 31, 1995 by and among Maxwell Communication Corporation plc (In Administration) ("MCC"), the Company and IBJ Schroder Bank & Trust Company, as escrow agent ("Escrow Agent") (the "Amendment") to the Escrow Agreement dated as of January 28, 1993 by and among MCC, the Company and the Escrow Agent (the "Escrow Agreement"). The Amendment establishes September 15, 1996 as the termination date of the Escrow Agreement, at which time MCC can withdraw the funds deposited pursuant thereto, and also allows MCC to deposit into the escrow fund the 627,000 shares of common stock of the Company owned by MCC (the "Berlitz Shares") in exchange for the withdrawal from the escrow fund of an amount of cash equal to $9 per share deposited. The Amendment further allows MCC to substitute additional assets for cash pursuant to a joint notice executed by MCC and the Company and delivered to the Escrow Agent, provided that the value of the assets in the escrow fund shall never be less than an aggregate of $39,500,000. A copy of the Amendment is attached hereto as Exhibit 99.1.

        On July 10, 1995, MCC, pursuant to a joint notice executed by MCC and the Company and delivered to the Escrow Agent, deposited all 627,000 Berlitz Shares into the escrow fund in exchange for the withdrawal of $5,643,000 in cash from the fund.

    2.  STOCK PURCHASE AGREEMENT

        The Company entered into a Stock Purchase Agreement dated as of May 31, 1995 between the Company and MCC (the "Stock Purchase Agreement") whereby the Company agreed to purchase from MCC, and MCC agreed to sell to the Company, at a purchase price of $9 per share the Berlitz Shares on the earlier of September 16, 1996 or ten days after the Company notifies MCC of its intention to purchase all or a portion of the 627,000 shares (the "Purchase Date"). The Company's obligation to purchase the Berlitz Shares is subject to the satisfaction of certain conditions set forth in the Stock Purchase Agreement. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 99.2.

Item 6. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

        99.1 Amendment dated as of May 31, 1995 by and among Maxwell Communication Corporation plc (In Administration) ("MCC"), Berlitz International, Inc. ("Berlitz") and IBJ Schroder Bank & Trust Company as escrow agent ("Escrow

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                             Page 3

Agent") to the Escrow Agreement dated as of January 28, 1993 by and among MCC, Berlitz and the Escrow Agent.

        99.2 Stock Purchase Agreement dated as of May 31, 1995 between Maxwell Communication Corporation plc (In Administration) and Berlitz International, Inc.




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                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BERLITZ INTERNATIONAL, INC.





                          By: /s/ Robert C. Hendon, Jr.
                              --------------------------
                              Robert C. Hendon, Jr.
                              Secretary and
                              General Counsel



Dated:




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                             Page 5



                        EXHIBIT INDEX


                                                              Sequential Page
                                                              ---------------
99.1 Amendment dated as of May 31, 1995 by and among Maxwell Communication Corporation plc (In
       Administration ("MCC"), Berlitz International, Inc.
       ("Berlitz") and IBJ Schroder Bank & Trust Company as escrow agent ("Escrow Agent") to the Escrow Agreement dated as of January 28, 1993 by and among MCC, Berlitz and the Escrow Agent.

99.2 Stock Purchase Agreement dated as of May 31, 1995 between Maxwell Communication Corporation plc (In
       Administration) and Berlitz International, Inc.